UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 14th Floor
Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(617) 252-0848

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 27, 2023, Black Diamond Therapeutics, Inc. (the “Company”) issued a press release titled “Black Diamond Therapeutics Announces Initial Dose Escalation Data Demonstrating Anti-Tumor Activity of BDTX-1535 in Non-Small Cell Lung Cancer Patients Across Multiple EGFR Mutation Families.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On June 27, 2023, the Company announced initial clinical data from the dose escalation portion of the Phase 1 clinical study of BDTX-1535. The data from the dose escalation portion of the Phase 1 study demonstrated clinical proof of activity of BDTX-1535 in non-small cell lung cancer (“NSCLC”) patients harboring both acquired resistance and intrinsic driver epidermal growth factor receptor (“EGFR”) mutations.

Initial Phase 1 Dose Escalation Data

As of the data cutoff date of May 20, 2023, a total of 51 patients (24 patients with recurrent EGFR + NSCLC and 27 patients with recurrent glioblastoma multiforme (“GBM”) with EGFR alterations) were treated with BDTX-1535 in the dose-escalation portion of the Phase 1 clinical trial at seven dose levels ranging from 15mg to 400mg once-daily (“QD”). NSCLC patients (n=24) were heavily pretreated with a median of two prior therapies (range 1-9); all patients received prior treatment with EGFR tyrosine kinase inhibitor (“TKI”) with the majority receiving osimertinib (79%) as first- or second-line treatment, 67% of patients receiving prior chemotherapy, and 42% of patients receiving prior anti-angiogenesis drug or checkpoint inhibitors. All glioblastoma patients had a recurrent disease after standard of care surgery, radiation and chemotherapy. The Company will provide a clinical update on BDTX-1535 Phase 1 dose escalation data in recurrent GBM patients in the fourth quarter of 2023.

•	The BDTX-1535 pharmacokinetics (“PK”) profile obtained during dose escalation in NSCLC and GBM patients showed a linear increase in exposure with an average half-life of approximately 15 hours that supports a daily dosing schedule with sufficient and sustained steady state target mutation coverage achieved at 100 mg QD dose level and above.
•	BDTX-1535 was generally well tolerated by NSCLC and GBM patients and the overall safety profile was consistent with the EGFR TKI class of drugs. The most common drug-related adverse events were mild to moderate rash, diarrhea, stomatitis, paronychia, nausea and fatigue. No patients experienced dose limiting toxicity at 15-200 mg QD doses. One of 15 patients treated at the 300 mg QD dose experienced dose limiting diarrhea and 5 of 12 patients at the 400 mg QD dose experienced dose limiting toxicity (diarrhea, 2 patients; rash, stomatitis, fatigue and decreased appetite, 1 patient each). No unexpected safety signal was identified during dose escalation.
•	Based on additional data updates as of June 16, 2023, 5 of 12 NSCLC patients in a subgroup, who had measurable disease at study start, and underwent post baseline tumor assessment by RECIST1.1, demonstrated radiographic confirmed partial response (“PR”). One additional patient demonstrated unconfirmed PR awaiting confirmation, while the remaining six patients had stable disease.
•	Confirmed PRs were observed in NSCLC patients with a wide range of EGFR mutations including classical and intrinsic driver mutations and acquired C797S resistance mutation, as well as complex mutations that include a combination of classical, intrinsic, and acquired resistance mutations. Radiographic improvement of central nervous system metastasis was documented in 2 NSCLC patients.
•	Based on emerging PK, safety, tolerability and radiographic response data, enrollment will commence at the BDTX-1535 200 mg QD dose in two expansion cohorts of NSCLC patients with acquired resistance or intrinsic driver mutations who received up to two prior lines of therapy including a third-generation EGFR TKI. Additional doses may be further evaluated after review of the totality of dose escalation data during a meeting with the U.S. Food and Drug Administration (“FDA”) later in 2023. The objective of expansion cohorts will be objective response rate by RECIST 1.1 and durability of response to support future discussion with the FDA of a potential accelerated approval path in EGFR-mutated NSCLC. In addition, the Company plans to open an expansion cohort in newly diagnosed NSCLC patients with intrinsic driver mutations after discussion with the FDA.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: the BDTX-1535 development program, including the initiation of the dose expansion cohorts of BDTX-1535 in NSCLC patients, presentation of the full BDTX-1535 dose escalation data in NSCLC and the upcoming clinical update on BDTX-1535 in recurrent GBM patients. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the United States Securities and Exchange Commission and in its subsequent filings filed with the United States Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by Black Diamond Therapeutics, Inc., dated June 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK DIAMOND THERAPEUTICS, INC.

Date: June 27, 2023	By:	/s/ Brent Hatzis-Schoch
	Name:	Brent Hatzis-Schoch
	Title:	Chief Operating Officer and General Counsel